EXHIBIT 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 (this “Amendment”) dated as of October 19, 2006, to the $400,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (as heretofore amended, the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the amendments herein become effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Defined Terms. The definition of “HCPI Transaction” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

““HCPI Transaction” means (a) the transaction pursuant to which a Credit Party acquired the HCPI Property referred to as “MO# 860/861” in Part A of Schedule 1.01J from Health Care Property Investors, Inc. (together with its affiliates, “HCPI”) and, substantially simultaneously therewith and as sole consideration for which acquisition, entered into a Sale and Leaseback Transaction with respect to the HCPI Property referred to as “TN# 274” in Part A of Schedule 1.01J with HCPI and (b) the proposed transaction pursuant to which a Credit Party acquires the HCPI Properties referred to in Part B of Schedule 1.01J from HCPI and, substantially simultaneously therewith and as consideration for which acquisition, pays HCPI cash consideration of $23,000,000 and enters into a Sale and Leaseback Transaction with respect to the HCPI Properties referred to in Part C of Schedule 1.01J with HCPI, including $13,000,000 of supplemental rent.”

SECTION 3. Future Assets To Be Added To Collateral. Section 5.09(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(e) If any Specified Property referred to in Part B of Schedule 1.01H with a fair market value exceeding $6,000,000 (in the case of a hospital) or $3,000,000 (in all other cases) has not been sold on or prior to the date that is nine months after the date on which the transaction referred to in clause (b) of the definition of “HCPI Transaction” is consummated (the date on which such transaction is consummated, the “HCPI Transaction Consummation Date”) (other than to the Borrower or any Subsidiary of the Borrower), the Borrower shall promptly (and in any event by no later than the date that is ten months after the HCPI Transaction Consummation Date) cause such Specified Property to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto. Prior to such time, the Borrower shall ensure that no Lien (other than Permitted Encumbrances) over any such Specified Property is granted to any Person.”

SECTION 4. Credit Agreement Schedules. (a) Schedule 1.01H to the Credit Agreement is replaced in its entirety with Schedule 1.01H attached hereto.

(b) Schedule 1.01J to the Credit Agreement is replaced in its entirety with Schedule 1.01J attached hereto.

SECTION 5. Representations Correct; No Default. The Borrower represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, the Subsidiary Guarantors and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

(b) Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

ADVANCED INFUSION SYSTEMS, INC. CARIBBEAN BEHAVIORAL HEALTH

    SYSTEMS, INC.

COURTLAND GARDENS HEALTH CENTER,

    INC.

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HELIAN RECOVERY CORPORATION HILLHAVEN – MSC PARTNERSHIP HOMESTEAD HEALTH CENTER, INC.

J.B. THOMAS HOSPITAL, INC.

KINDRED ACUTE PULMONARY EAST, INC.

KINDRED ACUTE PULMONARY WEST, INC.

KINDRED HEALTHCARE, INC.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE PHARMACY, LLC

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOLDINGS, L.L.C.

KINDRED HOME CARE AND HOSPICE

    INDIANA PARTNERSHIP

KINDRED HOME CARE SERVICES, INC.

KINDRED HOSPICE, INC.

KINDRED HOSPITAL PHARMACY SERVICES,

    INC.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITALS LIMITED

    PARTNERSHIP

KINDRED HOSPITALS WEST, L.L.C.

KINDRED INSTITUTIONAL PHARMACY

    SERVICES, INC.

KINDRED INSURANCE HOLDINGS, INC.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS CENTRAL

    LIMITED PARTNERSHIP

KINDRED NURSING CENTERS LIMITED

    PARTNERSHIP

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED PHARMACY SERVICES, INC.

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

KINDRED REHAB SERVICES, INC.

KINDRED SUPPORT SERVICES, LLC

KINDRED SYSTEMS, INC.

KPS ORLANDO, INC.

KPS GREAT FALLS, INC.

KPS PENNSYLVANIA, INC.

KPS NASHVILLE, LLC

KPS CHICAGO, INC.

KPS-6, INC.

KPS-7, INC.

KPS-8, INC.

KPS-9, INC.

KPS-10, INC.

KPS EAST, INC.

KPS MIDWEST, INC.

KPS MOUNTAIN, INC.

KPS SEATTLE, INC.

KPS WISCONSIN, INC.

LAFAYETTE HEALTH CENTER, INC.

MEDEQUITIES, INC.

PERSONACARE OF BRADENTON, INC.

PERSONACARE OF CLEARWATER, INC.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF OWENSBORO, INC.

PERSONACARE OF PENNSYLVANIA, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF POMPANO WEST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SAN ANTONIO, INC.

PERSONACARE OF SAN PEDRO, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF ST. PETERSBURG, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PRODATA SYSTEMS, INC.

RECOVERY INN OF MENLO PARK, L.P.

RECOVERY INNS OF AMERICA, INC.

RESPIRATORY CARE SERVICES, INC.

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

SOUTHERN CALIFORNIA SPECIALTY CARE,

    INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA,

    INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA,

    INC.THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – MINNEAPOLIS, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC – SEATTLE, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION

    OF WISCONSIN, INC.

TUCKER NURSING CENTER, INC.

KPS DENVER, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED DEVELOPMENT 3, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 5, L.L.C.

KINDRED DEVELOPMENT 6, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 14, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 16, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KPS TENNESSEE, L.L.C.

REHAB STAFFING LLC

KINDRED DEVELOPMENT 20, L.L.C.

KINDRED DEVELOPMENT 21, L.L.C.

KINDRED DEVELOPMENT 22, L.L.C.

KINDRED DEVELOPMENT 23, L.L.C.

KINDRED DEVELOPMENT 24, L.L.C.

KINDRED DEVELOPMENT 25, L.L.C.

KINDRED DEVELOPMENT 26, L.L.C.

KINDRED DEVELOPMENT 27, L.L.C.

KINDRED DEVELOPMENT 28, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C. FOOTHILL NURSING COMPANY PARTNERSHIP

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

AVERY MANOR NURSING, L.L.C.

BRAINTREE NURSING, L.L.C.

COUNTRY ESTATES NURSING, L.L.C. FORESTVIEW NURSING, L.L.C.

GODDARD NURSING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

KINDRED BRAINTREE HOSPITAL, L.L.C.

LAUREL LAKE HEALTH AND

    REHABILITATION, L.L.C.

MAIN ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

TOWER HILL NURSING, L.L.C.

By:	/s/ Teri A. Hartlage
Name:	Teri A. Hartlage
Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Eanna P. Mulkere
Name:	Eanna P. Mulkere
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/ William Washburn
Name:	William Washburn
Title:	Director/Vice-President

CITICORP USA, INC.

By:	/s/ William Washburn
Name:	William Washburn
Title:	Director/Vice-President

FIFTH THIRD BANK, KENTUCKY, INC.

By:	/s/ Richard G. Whipple
Name:	Richard G. Whipple
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dennis W. Cloud
Name:	Dennis W. Cloud
Title:	Duly Authorized Signatory

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Paula Berry
Name:	Paula Berry
Title:	Vice President

NORTH FORK BUSINESS CAPITAL CORP.

By:	/s/ Thomas F. Furst
Name:	Thomas F. Furst
Title:	Vice President

PNC BANK, N.A.

By:	/s/ Patricia S. Robertson
Name:	Patricia S. Robertson
Title:	Senior Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Mark Picillo
Name:	Mark Picillo
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ David Wombwell
Name:	David Wombwell
Title:	Senior Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Product Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Product Services, US

WELLS FARGO FOOTHILL INC.

By:	/s/ Richard Bohannon
Name:	Richard Bohannon
Title:	Senior Vice President

SCHEDULE 1.01H

SPECIFIED PROPERTIES

Part A

Capital Stock

All of the issued and outstanding capital stock of Transitional Hospitals Corporation of Michigan, Inc.

Facilities

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
CA#4693	Menlo Park Surgical Hospital	Menlo Park, CA	Hospital	Leased

CT#565	Hamilton Rehabilitation and Health Care Center	New London, Norwich, CT	Nursing center	Owned

CT#1226	Homestead Health Center	Stamford, Stamford, CT	Nursing center	Owned

IN#4620	LaGrange Community Hospital	LaGrange, IN	Hospital	Leased

KY#699	OK Storage Building	Jefferson, Louisville, KY	Storage facility	Owned

KY#786	Riverfront Terrace Health Care Center	McCracken, Paducah, KY	Nursing center	Leased

MA#523	West Park Alzheimer and Nursing Center	Boston, West Roxbury, MA	Nursing center	Owned

MA#527	Briarwood Healthcare Nursing Center	Needham, Needham, MA	Nursing center	Owned

MA#528	Westridge Healthcare Center	Natick, Marlborough, MA	Nursing center	Owned

MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MI#4-677	Kindred Hospital – Metro Detroit	Wayne, Detroit, MI	Hospital	Owned

MN#4-659	Valley Hospital at Hidden Lakes	Hennepin, Golden Valley, MN	Hospital	Owned

MO#860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TX#4699	Colony Plaza	Missouri City, TX	Vacant Land	Owned

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

WI#772	Family Heritage Medical and Rehabilitation Center	Wood, Wisconsin Rapids, WI	Nursing center	Owned

Part B

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Leased

TN#175	Jefferson City Health and Rehabilitation Center	Jefferson, Jefferson City, TN	Nursing center	Leased

TN#178	Spring Gate Rehabilitation and Healthcare Center	Shelby, Memphis, TN	Nursing center	Leased

TN#179	Huntingdon Health & Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Leased

TN#183	Ripley Healthcare and Rehabilitation Center	Lauderdale, Ripley, TN	Nursing center	Leased

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Leased

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Leased

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Leased

MA#531	Nichols House Nursing Home	Fairhaven, Fairhaven, MA	Nursing center	Leased

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Leased

TN#171	Pine Meadows Healthcare and Rehabilitation Center	Hardeman, Bolivar, TN	Nursing Center	Leased

SCHEDULE 1.01J

HCPI PROPERTIES

Part A

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MO#860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned*

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

*	This property was the subject of a Sale and Leaseback Transaction with HCPI.

Part B

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Leased

TN#175	Jefferson City Health and Rehabilitation Center	Jefferson, Jefferson City, TN	Nursing center	Leased

TN#178	Spring Gate Rehabilitation and Healthcare Center	Shelby, Memphis, TN	Nursing center	Leased

TN#179	Huntingdon Health & Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Leased

TN#183	Ripley Healthcare and Rehabilitation Center	Lauderdale, Ripley, TN	Nursing center	Leased

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Leased

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Leased

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Leased

Part B

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
MA#531	Nichols House Nursing Home	Fairhaven, Fairhaven, MA	Nursing center	Leased

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Leased

TN#171	Pine Meadows Healthcare and Rehabilitation Center	Hardeman, Bolivar, TN	Nursing center	Leased

Part C

State/ Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:
TX#4610	Kindred Hospital – Dallas	Dallas, Dallas, TX	Hospital	Owned

GA#4670	Kindred Hospital – Atlanta	Fulton, Atlanta, GA	Hospital	Owned

WI#4663	Kindred Hospital - Milwaukee	Milwaukee, Greenfield, WI	Hospital	Owned